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                                                                Exhibit 3.22

                               STATE OF INDIANA
                       OFFICE OF THE SECRETARY OF STATE

                         CERTIFICATE OF INCORPORATION
                                     of
                        INDIANA GAMING HOLDING COMPANY

I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.












NOW, THEREFORE, with this document I certify that said transaction will become effective Friday, January 26, 2001.

                                       I Witness Whereof, I have caused to be
                                       affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, January 26, 2001.

             [SEAL]
                                       /s/ Sue Anne Gilroy
                                       -----------------------------------------
                                       SUE ANNE GILROY
                                       SECRETARY OF STATE


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                                                                                                    -------------------------------
                                                                      APPROVED                      SUE ANNE GILROY
        ARTICLES OF INCORPORATION                                       AND                         SECRETARY OF STATE
[SEAL]  State Form 4159 (R10/6-95)                                     FILED                        CORPORATIONS DIVISION
        Approved by State Board of Accounts 1995              IND. SECRETARY OF STATE               302 W. Washington St., RM. E018
                                                                                                    Indianapolis, IN 46204
                                                                                                    Telephone: (917) 232-6576
                                                                                                    -------------------------------

INSTRUCTIONS:  Use 8 1/2" x 11" white paper for inserts.                                                     Indiana Code 23-1-21-2
               Present original and two (2) copies to address in upper right corner of this form.            FILING FEE: $90.00
               please TYPE or PRINT.
               Upon completion of filing, the secretary of state will issue a receipt.

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                                                ARTICLES OF INCORPORATION
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The undersigned, desiring to form a corporation (HEREINAFTER REFERRED TO AS "CORPORATION") pursuant to the provision of:

/X/ Indiana Business Corporation Law                         / / Indiana Professional Corporation Act 1983, Indiana Code
                                                                 23-1.5-1-1, ET SEQ. (PROFESSIONAL CORPORATIONS MUST INCLUDE
As amended, executes the following Articles of Incorporation:    CERTIFICATE OF REGISTRATION.)

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                                            ARTICLE I - NAME AND PRINCIPAL OFFICE
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Name of Corporation (THE NAME MUST INCLUDE THE WORD "CORPORATION", "INCORPORATED", "LIMITED", "COMPANY" OR AN ABBREVIATION
THEREOF.)
     Indiana Gaming Holding Company
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           Principal Office: The address of the principal office of the Corporation is:
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Post office address                                        City                          State                         ZIP code
     c/o Argosy Gaming Company, 219 Piasa Street           Alton                         IL                            62002
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                                           ARTICLE II - REGISTERED OFFICE AND AGENT
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Registered Agent: The name and street address of the Corporation's Registered Agent and Registered Office for service of process are:
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Name of Registered Agent
     C T Corporation System
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Address of Registered Office (STREET OR BUILDING)          City                                                        ZIP code
     36 S. Pennsylvania Street, Suite 700,                 Indianapolis                  Indiana                       46204
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                                              ARTICLE III - AUTHORIZED SHARES
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Number of shares the Corporation is authorized to issue: 1,000 shares of common stock, $.01 par value per share
                                                         -------------------------------------------------------------
                IF THERE IS MORE THAN ONE CLASS OF SHARES, SHARES WITH RIGHTS AND PREFERENCES, LIST SUCH INFORMATION AS "EXHIBIT A"
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                                                  ARTICLE IV - INCORPORATORS
                          (THE NAME(S) AND ADDRESS(ES) OF THE INCORPORATORS OF THE CORPORATION)
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          NAME                          NUMBER AND STREET                       CITY                STATE               ZIP CODE
                                           OR BUILDING
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Katherine L. Harenza                   35 W. Wacker Drive                      Chicago                IL                60601
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In Witness Whereof, the undersigned being all the incorporators of said Corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true,

this  25th  day of     January, 2001
    --------      ------------------------------------
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Signature /s/ Katherine L. Harenza                                  Printed name
                                                                     Katherine L. Harenza
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This instrument was prepared by: (NAME)
     Katherine L. Harenza
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Address (NUMBER, STREET, CITY AND STATE)                                                                               ZIP code
     35 W. Wacker Drive, Chicago, IL                                                                                   60601
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